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                                                                   EXHIBIT 10.21


                                                                  EXECUTION COPY


                                            FIRST AMENDMENT dated as of November
                                    25, 1998 (this "FIRST AMENDMENT") to the
                                    Amended and Restated Credit Agreement dated as of February 26, 1998 (as amended, modified or otherwise supplemented through the date hereof, the "CREDIT AGREEMENT"), among Kendle International Inc. (the "BORROWER"), the Lenders (as defined in the Credit Agreement) and NationsBank, N.A., as Agent for the Lenders (in such capacity, the "AGENT"), and as Issuing Lender.

         Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit Agreement, as amended by, and together with, this First Amendment, and as hereinafter amended, modified, supplemented, extended or restated from time to time, being called the "AMENDED CREDIT AGREEMENT").

         The Borrower has requested the Lenders to, among other things, amend certain covenants contained in the Credit Agreement.

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Credit Agreement as provided herein.

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 of this First Amendment, the Credit Agreement is hereby amended as follows:

                  (a)      The definition of "Change of Control" contained in
         Section 1.1 of the Credit Agreement is hereby deleted therefrom in its entirety and the following definition is substituted in lieu thereof:

                  ""CHANGE OF CONTROL" shall mean any of the following events:
                  (a) any person or "group" (within the meaning of Rule 13d-5 under the Exchange Act), together with its Affiliates, other than Candace Kendle Bryan and Christopher C. Bergen, shall beneficially own, directly or indirectly, the lesser of (i) an amount of Capital Stock of the Borrower entitled to twenty percent (20%) or more of the Total Voting Power of the Borrower or (ii) an amount of Capital Stock of the Borrower entitled to a percentage of the Total Voting Power of the Borrower in excess of the aggregate of such Capital Stock owned, directly or indirectly, by Candace Kendle Bryan and Christopher C. Bergen; (b) Candace Kendle Bryan and Christopher C. Bergen together cease to own shares of Capital Stock of the Borrower representing at least ten percent (10%) of the Total Voting Power of the Borrower; or (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of sixty-six and 2/3 percent


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                  (66-2/3%) of the directors of the Borrower then still in
                  office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office."

                  (b)      The definition of "Collateral Documents" contained in
         Section 1.1 of the Credit Agreement is hereby deleted therefrom in its entirety and the following definition is hereby substituted in lieu thereof:

                  ""COLLATERAL DOCUMENTS" shall mean the Pledge Agreement, the Permitted Tax Distribution Agreements, such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder and all documents and instruments delivered under and pursuant to Section 6.11."

                  (c) The definition of "Fixed Charge Coverage Ratio" contained in Section 1.1 of the Credit Agreement is hereby deleted therefrom in its entirety and the following definition is hereby substituted in lieu thereof:

                  ""FIXED CHARGE COVERAGE RATIO" shall mean, as of any reporting day, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower ending on, or most recently preceding, such day, PLUS Consolidated Rent Expense for such period MINUS Consolidated Capital Expenditures for such period, to (b) the sum of (i) Consolidated Interest Expense for such period, PLUS (ii) Consolidated Rent Expense for such period, PLUS (iii) Consolidated Scheduled Funded Debt Payments for such period, PLUS (iv) Consolidated Cash Dividends for such period."

                  (d) The definition of "Life Insurance Assignment" contained in Section 1.1 of the Credit Agreement is hereby deleted therefrom in its entirety.

                  (e) The definition of "Life Insurance Policy" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

                  (f) The definition of "Permitted Acquisition" contained in Section 1.1 of the Credit Agreement is hereby deleted therefrom in its entirety and the following definition is hereby substituted in lieu thereof:

                  ""PERMITTED ACQUISITION" shall mean an acquisition by the Borrower or any Wholly Owned Domestic Subsidiary of the Borrower of the Capital Stock or all or substantially all of the Property of another Person (including by merger or consolidation or by incorporation of a new Subsidiary) for up to the fair market value of the Capital Stock or Property acquired, PROVIDED, THAT, (a) the Capital Stock or Property acquired in such acquisition relates directly to or is strategically related to the business of the Borrower or any of its Subsidiaries as existing on the Effective Date, (b) any Indebtedness issued, incurred (other than under this Agreement) or




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                  assumed by the Borrower and its Subsidiaries on a consolidated basis from such acquisition (as permitted hereunder) shall not in the aggregate exceed $5,000,000, (c) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such acquisition (and/or the seller thereof) required to be delivered by the terms of Section 6.11, (d) in the case of an acquisition of the Capital Stock of another Person, (i) the board of directors (or other comparable governing body) of such other Person shall have duly approved such acquisition and (ii) the Capital Stock acquired shall constitute 100% of the Total Voting Power and ownership interest of the issuer thereof, (e) no Default or Event of Default shall have occurred and be continuing immediately before or immediately after giving effect to such acquisition and the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such acquisition on a Pro Forma Basis, the Borrower shall be in compliance with all of the financial covenants set forth in Section 7.18 as of the last day of the most recent period of four consecutive fiscal quarters of the Borrower which precedes or ends on the date of such acquisition and with respect to which the Agent has received the Required Financial Information, (f) the representations and warranties made by the Credit Parties in each Credit Document shall be true and correct in all material respects as of the date of such acquisition (as if made on such date after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects at and as of such earlier date), (g) after giving effect to such acquisition, the Revolving Committed Amount shall be at least $5,000,000 greater than the sum of all Revolving Loans outstanding PLUS all LOC
                  Obligations outstanding, PLUS all Competitive Bid Loans outstanding, (h) the aggregate consideration (including cash, assumption of indebtedness and non-cash consideration) for any single acquisition (or series of related acquisitions) shall not exceed $30,000,000 and (i) the aggregate cash consideration for any single acquisition (or series of related acquisitions) shall not exceed $10,000,000 and the aggregate cash consideration for all such acquisitions occurring during any calendar year of the Borrower during the term hereof shall not exceed $30,000,000."



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                  (g)      The definition of "Permitted Investments" contained
         in Section 1.1 of the Credit Agreement is hereby deleted therefrom in its entirety and the following definition is hereby substituted in lieu thereof:

                  ""PERMITTED INVESTMENTS" shall mean Investments which consist of (a) cash or Cash Equivalents; (b) trade accounts receivable (and related notes and instruments) arising in the ordinary course of business in accordance with customary trade terms;
                  (c) Investments existing as of the Effective Date and set forth in SCHEDULE 1.1A; (d) Guaranty Obligations permitted by
                  Section 7.1; (e) advances or loans to directors, officers, employees, agents, customers or suppliers that do not exceed $250,000 in the aggregate at any one time outstanding for all of the Borrower and its Subsidiaries; (f) Investments by the Borrower or any Wholly Owned Subsidiary in Subsidiaries of the Borrower or by any Subsidiary in the Borrower evidenced by Intercompany Notes pledged to the Agent for the benefit of the Secured Parties; PROVIDED, THAT, (i) the aggregate principal amount of such Intercompany Notes issued by Foreign Subsidiaries of the Borrower to the Borrower or to any Domestic Subsidiary of the Borrower and outstanding at any time shall not exceed $5,000,000 in the aggregate, (ii) no Investments shall be made in the Capital Stock of any Foreign Subsidiary except as a Permitted Acquisition; and (iii) Investments in a Wholly Owned Subsidiary are permitted only so long as such person remains a Wholly Owned Subsidiary; (g) Investments by the Borrower or any Wholly Owned Subsidiary in any Person; PROVIDED, THAT, the aggregate consideration for all such Investments shall not exceed $8,000,000; or (h) Permitted Acquisitions."

                  (h) Section 5.25(a) of the Credit Agreement is hereby deleted therefrom in its entirety and the following definition is hereby substituted in lieu thereof:

                           "5.25 SECURITY DOCUMENTS. (a) The Pledge Agreement is
                  effective to create in favor of the Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable first priority security interest in 100% of the issued and outstanding Capital Stock of all Subsidiaries (PROVIDED that no shares of Capital Stock of any issuer incorporated in a jurisdiction outside of the United States of America shall be pledged to the extent that the aggregate amount of shares of Capital Stock of such issuer pledged under the Pledge Agreement would exceed 65% of the Capital Stock of such issuer to the extent, and for so long as, the pledge of any greater percentage would have adverse tax consequences for the pledging party), and, when the Pledged Securities (as defined in the Pledge Agreement) are delivered to the Agent, the Pledge Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such of the Collateral in which a security interest can be perfected under Article 8 or 9 of the Uniform Commercial Code prior and superior in right to any other Person, other than with respect to Permitted Liens."

                  (i) Section 6.12 of the Credit Agreement is hereby deleted therefrom in its entirety.




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                  (j)      Section 7.7 of the Credit Agreement is hereby deleted
         therefrom in its entirety and the following definition is hereby substituted in lieu thereof:

                           "7.7 RESTRICTED PAYMENTS. None of the Credit Parties
                  will, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) dividends payable solely in common stock of such Person, (b) dividends or other distributions payable to (i) the Borrower or any Wholly Owned Domestic Subsidiary of the Borrower and
                  (ii) the shareholders of the common stock of the Borrower, (c) repurchases of common stock of the Borrower from any employee of the Credit Parties upon the termination of employment of such employee; PROVIDED, THAT, the aggregate amount paid in all such repurchases shall not exceed $750,000 in any fiscal year of the Borrower during the term of this Amended Agreement, (d) repurchases of common stock of the Borrower in addition to such repurchases permitted pursuant to clause (c) of this Section 7.7; PROVIDED, THAT the aggregate amount paid in all such repurchases permitted pursuant to this clause (d) shall not exceed $5,000,000; PROVIDED, THAT, in each case as set forth in clauses (a) through (d) above, no Default or Event of Default has occurred and is continuing at such time or would exist after giving effect to such payment on a pro forma basis as if it had been made on the first day of the most recently completed period of four consecutive fiscal quarters of the Borrower."

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and the Lenders, as follows:

                  (a) The Borrower is in compliance with all the terms and conditions of the Credit Agreement on its part to be observed or performed. There exists no Default or Event of Default.

                  (b) The execution, delivery and performance by the Borrower of this First Amendment have been duly authorized by the Borrower.

                  (c) This First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

                  (d) The execution, delivery and performance by the Borrower of this First Amendment (i) do not conflict with or violate
         (A) any provision of law, statute, rule or regulation, or of the constitutive documents of the Borrower, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or instrument.

         SECTION 3. EFFECTIVENESS. This First Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the "AMENDMENT EFFECTIVE DATE").


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                  (a)      The Agent shall have received duly executed
         counterparts of this First Amendment which, when taken together, bear the authorized signatures of the Borrower and the Required Lenders.

                  (b) The Agent shall be satisfied that the representations and warranties set forth in Section 2 are true and correct on and as of the Amendment Effective Date.

                  (c) There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agent or the Lenders, is likely to restrain, prevent or impose materially adverse conditions upon performance by the Borrower of its obligations under the Amended Credit Agreement.

                  (d) The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this First Amendment as they shall reasonably request and such other documents, legal opinions, instruments and certificates shall be satisfactory in form and substance to the Agent and the Lenders. All corporate and other proceedings taken or to be taken in connection with this First Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Agent and the Lenders.

         SECTION 4. APPLICABLE LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA.

         SECTION 5. EXPENSES. The Borrower shall pay all fees and expenses of counsel to the Agent outstanding as of the date hereof and all reasonable out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and enforcement of this First Amendment. The agreement set forth in this Section 5 shall survive the termination of this First Amendment and the Amended Credit Agreement.

         SECTION 6. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment.



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         SECTION 7. CREDIT AGREEMENT. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Agent or the Lenders under the Credit Agreement, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement. The amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms "Amended Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Amended Credit Agreement.



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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.



BORROWER:                          KENDLE INTERNATIONAL INC.
                                   an Ohio corporation


                                   By: /s/ Timothy M. Mooney
                                       ----------------------------------------
                                       Name: Timothy M. Mooney
                                       Title: Vice President and CFO



LENDERS:                           NATIONSBANK, N.A.,
                                   individually in its capacity as a
                                   Lender and in its capacity as Agent and
                                   Issuing Lender


                                   By: /s/ Michael S. Sylvester
                                       ----------------------------------------
                                       Name: Michael S. Sylvester
                                       Title:


                                   BANK ONE, N.A., as a Lender


                                   By: /s/ Richard Kuertz
                                       ----------------------------------------
                                       Name: Richard Kuertz
                                       Title:


                                   FIFTH THIRD BANK, as a Lender


                                   By: /s/ H. Lytle Thomas
                                       ----------------------------------------
                                       Name: H. Lytle Thomas
                                       Title: